Exhibit 10(b) Consent of Independent Auditors

                         Consent of Independent Auditors


The Board of Directors
GE Life and Annuity Assurance Company
    and
Contractholders
GE Life & Annuity Separate Account 4:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.

Our report on the consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary dated January 21, 2000, contains an explanatory paragraph that states the Company changed its method of accounting for insurance-related assessments in 1999.

                                                     /s/KPMG LLP


Richmond, VA
August 31, 2000